UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Advaxis, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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305 College Road East

Princeton, New Jersey 08540

May 22, 2013

To Our Stockholders:

Since the filing of our proxy statement on April 30, 2013, we have had the opportunity to interact with several of our stockholders and our advisors regarding the proposals submitted to our stockholders for the Advaxis 2013 Annual Meeting. Following this interaction, we have decided to revise certain of the proposals set out in our proxy statement to reflect the stockholder feedback received. Specifically, we are furnishing this supplement to our proxy statement to revise:

•	Proposal No. 2: the proposal to approve a reverse stock split, to now limit the high end of the range proposed to 1-for-125 (in the earlier proxy, we proposed a range of 1-for-70 to 1-for-200);

•	Proposal No. 3: the proposal to decrease the total number of authorized shares of common stock, to now decrease the total number of authorized shares of common stock post-reverse stock split to 50,000,000 shares (in the earlier proxy, we proposed a total number of 300,000,000 shares of common stock post-reverse stock split); and

•	Proposal No. 4: the proposal to approve an amendment to our 2011 Omnibus Incentive Plan, to now limit the amount of the requested increase to 75,000,000 shares of common stock (in the earlier proxy, we proposed an increase of 155,000,000 shares of common stock).

In light of the foregoing modifications, our Board of Directors also determined that our stockholders should have more time to consider the proposals as so revised and reflected in this supplement to our proxy statement and resolved to postpone the meeting to June 14, 2013. Accordingly, we are pleased to invite you to attend the Annual Meeting of Stockholders of Advaxis, Inc., to be held on a new date, June 14, 2013, at 10:00 a.m., Eastern Daylight Time, at the Princeton Marriott, 100 College Road East, Princeton, New Jersey 08540.

The following pages include a revised formal notice of the meeting and a supplement to our proxy statement reflecting updated information about our Annual Meeting and Voting, as well as revised Proposals No. 2, No. 3 and No. 4 (and the Annexes related thereto) and a new proxy card. You should have already received a copy of our Annual Report on Form 10-K for the fiscal year ended October 31, 2012, which was mailed with the proxy statement dated April 30, 2013. You should read this supplement to our proxy statement in conjunction with our proxy statement dated April 30, 2013. Our proxy statement dated April 30, 2013 contains important information regarding Proposals No. 1, 5, 6 and 7, which are not being revised by this supplement, as well as additional important information for our stockholders.

It is important that your shares be represented at the Annual Meeting, regardless of whether you plan to attend the meeting in person. Please vote your shares as soon as possible through any of the voting options available to you as described in this proxy statement.

On behalf of management and our Board of Directors, we thank you for your continued support of Advaxis, Inc.

Sincerely,

Thomas A. Moore
Chairman and Chief Executive Officer

Advaxis, Inc.
305 College Road East
Princeton, New Jersey 08540

REVISED NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Advaxis, Inc. (the “Company”) has been postponed and will now be held at Princeton Marriot, 100 College Road East, Princeton, New Jersey 08540, on June 14, 2013, at 10:00 a.m., Eastern Daylight Time, to consider and act upon the following:

1.	To elect five members to the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

2.	To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), to effect a reverse stock split at a ratio ranging from 1-for-70 to 1-for-125 of all the issued and outstanding shares of the Company’s common stock, the final ratio to be determined at the discretion of the Board of Directors.

3.	To approve an amendment to our Certificate of Incorporation to decrease, subject to approval and implementation of Proposal No. 2, the total number of authorized shares of capital stock from 1,005,000,000 consisting of 1,000,000,000 shares of common stock and 5,000,000 shares of “blank check” preferred stock to 55,000,000 consisting of 50,000,000 shares of common stock and 5,000,000 shares of “blank check” preferred stock.

4.	To ratify and approve an amendment to our 2011 Omnibus Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under such plan by 75,000,000 shares (such share amount prior to implementing any reverse stock split).

5.	To ratify the selection of Marcum, LLP as our independent registered public accountants for the fiscal year ending October 31, 2013, which we refer to as fiscal 2013.

6.	Consider and approve an advisory (non-binding) resolution regarding the compensation of our named executive officers.

7.	Consider and act upon an advisory (non-binding) vote on the frequency at which Advaxis should include an advisory vote regarding the compensation of our named executive officers in its future proxy statements for stockholder consideration.

8.	To transact such other business as may properly come before the Annual Meeting or any adjournment or further postponement thereof.

The foregoing items of business are more fully described in the Supplement to our Proxy Statement accompanying this Revised Notice and in our Proxy Statement dated April 30, 2013.

Holders of record of the Company’s common stock at the close of business on April 15, 2013 are entitled to receive notice of, and to vote at, the Annual Meeting. The date of mailing this Revised Notice of 2013 Annual Meeting of Stockholders and the accompanying Supplement to our Proxy Statement and materials is on or about May 22, 2013.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

Mark J. Rosenblum, Chief Financial Officer and Secretary

Princeton
May 22, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2013.

THE PROXY STATEMENT, SUPPLEMENT TO THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR
THE FISCAL YEAR ENDED OCTOBER 31, 2012 ARE AVAILABLE AT WWW.MATERIALS.PROXYVOTE.COM/007624

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING AND IN ORDER
TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING,
PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD
AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

ADVAXIS, INC.
305 College Road East
Princeton, New Jersey 08540

SUPPLEMENT TO PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON June 14, 2013

The enclosed proxy is solicited by the Board of Directors of Advaxis, Inc. (the “Board”) for use at the Annual Meeting. Your vote is very important. For this reason, the Board is requesting that you allow your shares to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. In connection with the solicitation of proxies by the Board, we are mailing this supplement to the proxy statement and the enclosed revised proxy card, to all stockholders entitled to vote at the Annual Meeting. We expect these supplemental materials to be first mailed to stockholders on or about May 22. You should have already received a copy of our Annual Report on Form 10-K for the fiscal year ended October 31, 2012, which we refer to as fiscal 2012, which was mailed to stockholders on April 30, 2013 along with our Proxy Statement.

In this supplement to the proxy statement, terms such as “we,” “us” and “our” refer to Advaxis, Inc., which may also be referred to from time to time as “Advaxis” or the “Company.”

Information About the Annual Meeting

When is the Annual Meeting?

The Annual Meeting will now be held at 10:00 a.m., Eastern Daylight Time, on June 14, 2013.

Where will the Annual Meeting be held?

The Annual Meeting will still be held at the Princeton Marriot, 100 College Road East, Princeton, New Jersey 08540. To obtain directions to be able to attend the Annual Meeting and vote in person, contact Mark J. Rosenblum at (609) 452-9813.

Why was the Annual Meeting postponed?

The Annual Meeting was originally scheduled for June 5, 2013 but our Board of Directors resolved to postpone the meeting to June 14, 2013 in order to give stockholders additional time to consider the revised proposals reflected in this supplement to our proxy statement. Specifically, in this supplement to our proxy statement, you will find the following changes:

•	Proposal No. 2: the proposal to approve a reverse stock split, now limits the high end of the range proposed to 1-for-125 (in the earlier proxy, we proposed a range of 1-for-70 to 1-for-200);

•	Proposal No. 3: the proposal to decrease the total number of authorized shares of common stock, now decreases the total number of authorized shares of common stock post-reverse stock split to 50,000,000 shares (in the earlier proxy, we proposed a total number of 300,000,000 shares of common stock post-reverse stock split); and

•	Proposal No. 4: the proposal to approve an amendment to our 2011 Omnibus Incentive Plan, now limits the amount of the requested increase to 75,000,000 shares of common stock (in the earlier proxy, we proposed an increase of 155,000,000 shares of common stock).

You should have already received a copy of our Annual Report on Form 10-K for the fiscal year ended October 31, 2012, which was mailed with our proxy statement dated April 30, 2013. You should read this supplement to our proxy statement in conjunction with our proxy statement dated April 30, 2013, which contains important information regarding the other proposals submitted to stockholders for a vote at our Annual Meeting and other information regarding the Annual Meeting.

What if I already voted?

If you previously submitted a proxy card or vote instruction form or voted by Internet or telephone, then your previous choices for all matters being voted upon will continue to be honored with respect to the shares held by you. However, should you wish to change your vote, you may do so by either following the instructions contained in this revised proxy statement to vote by Internet or telephone or by completing and returning a proxy card or vote instruction form.

What items will be voted on at the Annual Meeting?

There are seven matters scheduled for a vote:

•	To elect five members to the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified;

•	To approve an amendment to our Certificate of Incorporation to effect a reverse stock split at a ratio ranging from 1-for-70 to 1-for-125 of all the issued and outstanding shares of the Company’s common stock, the final ratio to be determined at the discretion of the Board of Directors (the “Reverse Stock Split Amendment”);

•	To approve an amendment to our Certificate of Incorporation, to decrease, subject to approval and implementation of the Reverse Stock Split Amendment, the total number of authorized shares of capital stock from 1,005,000,000 consisting of 1,000,000,000 shares of common stock and 5,000,000 shares of “blank check” preferred stock to 55,000,000 consisting of 50,000,000 shares of common stock and 5,000,000 shares of “blank check” preferred stock (the “Authorized Share Decrease Amendment”);

•	To ratify and approve an amendment to our 2011 Omnibus Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under such plan by 75,000,000 shares (such share amount prior to implementing any reverse stock split) (the “Incentive Plan Amendment”);

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•	To ratify the selection of Marcum, LLP as our independent registered public accountants for the fiscal year ending October 31, 2013, which we refer to as fiscal 2013;

•	To approve an advisory (non-binding) resolution regarding the compensation of our named executive officers; and

•	To act upon an advisory (non-binding) vote on the frequency at which Advaxis should include an advisory vote regarding the compensation of its named executive officers in its future proxy statements for stockholder consideration.

As of the date of this supplement to our proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

What are the Board of Directors’ recommendations?

Our Board recommends that you vote:

•	“FOR” the election of each of the five nominees named herein to serve on the Board;

•	“FOR” the approval of the Reverse Stock Split Amendment;

•	“FOR” the approval of the Authorized Share Decrease Amendment;

•	“FOR” the ratification and approval of the Incentive Plan Amendment;

•	“FOR” the ratification of the appointment of Marcum, LLP as our independent registered public accounting firm for fiscal 2013;

•	“FOR” the approval of the advisory (non-binding) resolution regarding the compensation of our named executive officers; and

•	“FOR” a three-year frequency for inclusion of an advisory vote regarding the compensation of named executive officers in future proxy statements for stockholder consideration.

Where is Information Regarding the Other Proposals for the Annual Meeting?

Information regarding the Annual Meeting and the other proposals to be voted on at the Annual Meeting is described in our Proxy Statement dated April 30, 2013. This Supplement to our Proxy Statement reflects only the revisions to Proposals No. 2, 3 and 4 (and the Annexes related thereto). The other proposals remain unchanged and are described our Proxy Statement dated April 30, 2013. You should read this Supplement in conjunction with our Proxy Statement dated April 30, 2013.

Information About the Voting

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on April 15, 2013, which we refer to as the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting, or any adjournment or further postponement thereof. As of the close of business on the Record Date, we had 554,681,301 shares of common stock outstanding. Each share of common stock entitles its holder to one vote at the Annual Meeting.

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Stockholders of Record: Shares Registered in Your Name.   If on the Record Date your shares were registered directly in your name with our transfer agent, Securities Transfer Corporation, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card, to ensure your vote is counted.

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Beneficial Owner: Shares Registered in the Name of a Broker, Bank, Custodian or Other Nominee.   If on the Record Date your shares were held in an account at a brokerage firm, bank, custodian or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, custodian or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, custodian or other nominee.

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What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On the Record Date, there were 554,681,301 shares outstanding and entitled to vote. Thus, 184,893,767 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, custodian or other nominee) or if you vote in person at the Annual Meeting. Votes withheld from nominees for directors, abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present in person or represented by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

How do I vote?

For Proposal No. 1, you may either vote “FOR” all the nominees to the Board or you may withhold your vote for all nominees or for any nominee you specify. For Proposal No. 7, you may vote for every three years, every two years, every one year or you may abstain from voting. For each of the other matters to be voted on, you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are fairly simple:

•	Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•	To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

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Beneficial Owner: Shares Registered in the Name of Broker, Bank, Custodian or Other Nominee.   If you are a beneficial owner of shares registered in the name of your broker, bank, custodian or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, custodian or other nominee. Follow the instructions from your broker, bank, custodian or other nominee included with these proxy materials, or contact your broker, bank, custodian or other nominee to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

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Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy bearing a later date;

•	You may send a written notice that you are revoking your proxy to Advaxis, Inc. at 305 College Road East, Princeton, New Jersey 08540, Attention: Mark J. Rosenblum, Chief Financial Officer and Secretary (so long as we receive such notice no later than the close of business on the day before the Annual Meeting); or

•	You may attend the Annual Meeting and notify the election officials at the Annual Meeting that you wish to revoke your proxy and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, custodian or other nominee, you should follow the instructions provided by such broker, bank, custodian or other nominee.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” votes, withheld votes and broker non-votes, and, with respect to proposals other than the election of directors, “AGAINST” votes and abstentions. Abstentions will be counted towards the vote total for each proposal (other than for Proposal No. 1, the election of directors and Proposal No. 7, the “say-on-frequency” advisory vote) and will have the same effect as “AGAINST” votes. Broker non-votes will not be counted towards the vote total for any proposal and will have the same effect as “AGAINST” votes with respect to Proposal No. 2 (the Reverse Stock Split Amendment) and Proposal No. 3 (the Authorized Share Decrease Amendment), and will have no effect with respect to Proposal No. 1 (election of directors) Proposal No. 4 (the Incentive Plan Amendment), Proposal No. 5 (the proposal to ratify the appointment of Marcum, LLP as our independent registered public accounting firm for fiscal 2013), Proposal No. 6 (the “say-on-pay” advisory vote) and Proposal No. 7 (the “say-on-frequency” advisory vote).

Brokers who hold shares in street name have the discretionary authority to vote on certain “routine” items when they have not received instructions from their clients. For purposes of our Annual Meeting, brokers may exercise discretionary authority with respect to Proposal No. 2 (the Reverse Stock Split Amendment), Proposal No. 3 (the Authorized Share Decrease Amendment) and Proposal No. 5 (the ratification of the appointment of Marcum, LLP as our independent registered public accounting firm for fiscal 2013). If the organization that holds your shares does not receive instructions from you on how to vote your shares on the other matters being considered at the Annual Meeting, the organization that holds your shares will inform us that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” Broker non-votes will be considered as represented for purposes of determining a quorum, but will not otherwise affect voting results, except that a broker non-vote with respect to Proposal No. 2 (the Reverse Stock Split Amendment) and Proposal No. 3 (the Authorized Share Decrease Amendment) is effectively a vote “AGAINST” such proposal.

How many votes are needed to approve each proposal?

•	For the election of directors, the five nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Only votes “FOR” or votes withheld with respect to any or all of the nominees will affect the outcome.

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To be approved, Proposal No. 2 (the Reverse Stock Split Amendment) and Proposal No. 3 (the Authorized Share Decrease Amendment), must each receive “FOR” votes from the holders of a majority of the total number of shares of our common stock outstanding on the record date.

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To be approved, Proposal No. 4 (the Incentive Plan Amendment), Proposal No. 5 (the ratification of the appointment of Marcum, LLP as our independent registered public accounting firm for fiscal 2013), and Proposal No. 6 (the “say-on-pay” advisory proposal) must each receive “FOR” votes from the majority of shares present and entitled to vote either in person or by proxy.

•	For Proposal No. 7 (the “say-on-frequency” advisory proposal), if none of the frequency options receives a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the stockholders.

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How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Form 8-K filed with the Securities and Exchange Commission, or SEC, within four business days after the Annual Meeting.

How do I obtain a list of the Company’s stockholders?

A list of our stockholders as of the Record Date will be available for inspection at our corporate headquarters located at 305 College Road East, Princeton, New Jersey 08540 during normal business hours during the 10-day period prior to the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We have retained Morrow & Co., LLC to aid in the solicitation at a fee of approximately $12,000 plus reasonable out-of-pocket expenses. Proxies also may be solicited by employees and our Directors by mail, telephone, facsimile, e-mail or in person.

Additional Information

Whom should I contact if I have any questions?

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Mark J. Rosenblum, Chief Financial Officer and Secretary, by mail at Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, by Telephone: (609) 452-9813 or by Fax: (609) 452-9818.

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PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT THE DISCRETION OF THE BOARD OF DIRECTORS

General

Our Board is seeking approval of an amendment to our certificate of incorporation, as amended, which we refer to as our certificate of incorporation, to effect a reverse stock split at a ratio ranging from 1-for-70 to 1-for-125 of all the issued and outstanding shares of the Company’s common stock, the final ratio to be determined at the discretion of the Board of Directors, to be implemented, if at all, at any time prior to the 2014 Annual Meeting of Stockholders. The Board of Directors believes that providing the flexibility for the Board to choose an exact split ratio based on then current market conditions, and to effect such reverse stock split at any time prior to the 2014 Annual Meeting of Stockholders, will better enable us to act in the best interests of the Company and its stockholders.

If this Proposal No. 2 is approved by our stockholders, the Board will have the authority, in its sole discretion and without any further action on the part of the stockholders, to effect the reverse stock split, at any time it believes to be the most beneficial to the Company and its stockholders. This Proposal No. 2 would give the Board the authority to implement one, but not more than one, reverse stock split. A reverse stock split would be effected by the filing the Reverse Stock Split Amendment (attached hereto as Annex A) with the Secretary of State of the State of Delaware. The Board will retain the authority not to effect the Reverse Stock Split Amendment even if we receive stockholder approval. Thus, subject to stockholder approval, the Board may, at its discretion, file the Reverse Stock Split Amendment or abandon it and effect no reverse stock split if it determines that such action is not in the best interests of the Company and its stockholders. If the Reverse Stock Split Amendment is not filed with the Secretary of State of the State of Delaware prior to the Company’s 2014 Annual Meeting of Stockholders, the Reverse Stock Split Amendment will be deemed abandoned, without any further effect.

The Board’s decision as to whether and when to effect the reverse stock split will be based, in part, on prevailing market conditions, existing and expected trading prices for our common stock.

Reasons for the Reverse Stock Split

Our Board of Directors believes that the current low per share market price of our common stock, which it believes is due in part to the overall weakness in the stock market, has had a negative effect on the marketability of our existing shares. Our Board of Directors believes that by increasing the per share market price of our common stock as a result of the reverse stock split, we may encourage greater interest in our common stock and enhance the acceptability and marketability of our common stock to the financial community and investing public as well as promote greater liquidity for our stockholders.

The Board of Directors could determine that effecting the reverse stock split would be in the best interests of our Company and our stockholders for the following reasons:

•	It could heighten the interest of the financial community in the Company and potentially broaden the pool of investors that may consider investing, or be able to invest, in the Company by increasing the trading price of our common stock and decreasing the number of outstanding shares of our common stock.

•	It could help to attract institutional investors who have internal policies that either prohibit them from purchasing stocks below a certain minimum price or tend to discourage individual brokers from recommending such stocks to their customers.

•	It may also encourage investors who had previously been dissuaded from purchasing our Company’s common stock because commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks.

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•	It will enhance our ability to obtain an initial listing on The NASDAQ Capital Market or NYSE Mkt. The NASDAQ Capital Market requires, among other items, an initial bid price of least $4.00 per share and following initial listing, maintenance of a continued price of at least $1.00 per share. The NYSE Mkt requires an initial listing bid price of $3.00 (or $2.00 depending on the applicable listing standard). Reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that our minimum bid price would remain following the reverse stock split over the minimum bid price requirement of any such stock exchange.

We believe that these factors limit the purchase of our common stock by institutional and individual investors.

For the foregoing reasons, we are asking our stockholders to approve the Reverse Stock Split Amendment authorizing a reverse stock split at a ratio ranging from 1-for-70 to 1-for-125 of all the issued and outstanding shares of the Company’s common stock, the final ratio to be determined at the discretion of the Board of Directors, and to effect the reverse stock split at any time prior to the Company’s 2014 Annual Meeting of Stockholders, as determined by the Board of Directors in its discretion.

Possible Effects of a Reverse Stock Split

Below are a number of possible effects of the reverse stock split, among others, that our Board of Directors has considered in adopting the resolution approving the Reverse Stock Split Amendment. There may be other effects of the reverse stock split in addition to those described below.

Immediately after the reverse stock split is implemented, Company common stockholders will own fewer shares than they currently own. Any outstanding options, warrants or convertible promissory notes would also be adjusted by the same split ratio. By reducing the number of shares of common stock outstanding without a corresponding reduction in the number of shares of common stock authorized but unissued, the reverse stock split will have the effect of increasing the number of authorized but unissued shares of common stock. Such shares would be available for issuance without any further stockholder action. Accordingly, the Company is also asking you to consider Proposal No. 3, the Authorized Share Decrease Amendment to reduce the number of authorized but unissued shares of common stock. While the Company does not currently have any definitive plans to issue any of the authorized but unissued shares of common stock that would become available for issuance if the Reverse Stock Split Amendment is approved by our stockholders and subsequently implemented by the Board, the Board is currently evaluating financing alternatives. In addition, to exploring financing alternatives, the Board believes it is prudent to have a number of shares available to be issued to take advantage of potential future transactions on terms favorable to Advaxis. These potential transactions may include, but are not limited to, expanding our business or product lines through the acquisition of other businesses or products and establishing strategic relationships with other companies.

The following table shows the number of shares that would be (a) issued and outstanding, (b) authorized and reserved for issuance upon the exercise of outstanding stock options and warrants, issuance of shares under the Directors’ compensation plan, and conversion of convertible promissory notes and preferred stock, and (c) authorized and unreserved for issuance, in each case upon the implementation of the reverse stock split at each ratio from 1-for-70 to 1-for-125 based on 554,681,301 shares issued and outstanding at April 15, 2013, the Record Date.

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As of April 15, 2013	Shares Issued and Outstanding	Shares Authorized and Reserved for Issuance(1)	Shares Authorized and Unreserved(2)	Total Authorized(2)
Pre-split	554,681,301	235,725,948	209,592,757	1,000,000,000
If 1-for-70 reverse stock split enacted	7,924,019	3,367,514	988,708,467	1,000,000,000
If 1-for-100 reverse stock split enacted	5,546,813	2,357,259	992,095,928	1,000,000,000
If 1-for-125 reverse stock split enacted	4,437,450	1,885,808	993,676,742	1,000,000,000

(1) Shares that are authorized and reserved for issuance upon the exercise of outstanding options, warrants, convertible promissory notes, and issuance of earned but not issued shares under our Directors’ compensation program.

(2) Proposal No. 3 is requesting shareholder approval of an amendment to our Certificate of Incorporation to decrease our authorized shares of common stock to 50,000,000. If approved by stockholders, Proposal No. 3 will only be implemented if the Reverse Stock Split Amendment is approved and implemented. If Proposal No. 3 is implemented, the number of shares authorized and unreserved would be as follows: 1-for-70, 38,708,467; 1-for-100, 42,095,928; 1-for 125, 43,676,742.

Although the Board expects that the reduction in outstanding shares of common stock will result in an increase in the per share price of the Company’s common stock, there is no assurance that such a result will occur. Similarly there is no assurance that if the per share price of the Company’s common stock increases as a result of the reverse stock split, such increase in the per share price will be permanent, which will be dependent on several factors.

•	Should the per share price of our common stock decline after implementation of the reverse stock split, the percentage decline may be greater than would occur in the absence of the reverse stock split.

•	The anticipated resulting increase in per share price of the Company’s common stock due to the reverse stock split is expected to encourage interest in the Company’s common stock and possibly promote greater liquidity for our stockholders. However, such liquidity could also be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

•	The reverse stock split could be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. It is often the case that the reverse-split adjusted stock price and market capitalization of companies that effect a reverse stock split decline.

•	One of the purposes for the proposed reverse stock split is to comply with the listing standards for The NASDAQ Capital Market or other exchange. However, there can be no assurance that the reverse stock split alone will guarantee or even help us to list on The NASDAQ Capital Market or any other exchange. If we are unable to list our common stock on The NASDAQ Capital Market or any other exchange, our liquidity and stock price may be negatively affected.

•	The number of shares held by each individual stockholder will be reduced if the reverse stock split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the reverse stock split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their shares.

Procedures for Effecting the Reverse Stock Split and Filing the Reverse Stock Split Amendment

If the stockholders approve the Reverse Stock Split Amendment and the Board subsequently determines that it is in the Company’s and the stockholders’ best interests to effect a reverse stock split, our Board will then determine the ratio of the reverse stock split to be implemented. Any such split will become effective upon the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware. The actual timing of any such filing will be made by the Board at such time as the Board believes to be most advantageous to the Company and its stockholders.

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Fractional Shares

Stockholders will not receive fractional shares in connection with the reverse stock split. Instead, the Company’s transfer agent will aggregate all fractional shares collectively held by the Company’s stockholders into whole shares and arrange for them to be sold on the open market. Stockholders otherwise entitled to fractional shares will receive a cash payment in lieu thereof in an amount equal to the stockholder’s pro rata share of the total net proceeds of these sales. Stockholders will not be entitled to receive interest for the period of time between the effective date of the reverse stock split and the date the stockholder receives his or her cash payment. The proceeds will be subject to certain taxes as discussed below.

Stockholders holding fewer than one (1) post-reverse split share of the Company’s common stock will receive only cash in lieu of fractional shares and will no longer hold any shares of common stock as of the effective time of the Reverse Stock Split Amendment.

Effective Time and Implementation of the Reverse Stock Split

The effective time (the “Effective Time”) for the reverse stock split will be the date on which the Company files the Reverse Stock Split Amendment with the office of the Secretary of State of the State of Delaware or such later date and time as specified in the Reverse Stock Split Amendment as filed, provided that the Effective Time must be prior to the Company’s 2014 Annual Meeting.

Effect of Reverse Stock Split on Options

The number of shares subject to outstanding options to purchase shares of our common stock also would automatically be reduced in the same ratio as the reduction in the outstanding shares. Correspondingly, the per share exercise price of those options will be increased in direct proportion to the reverse stock split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the options will remain unchanged. For example, assuming that an optionee holds options to purchase 1,000 shares at an exercise price of $1.25 per share, on the effectiveness of a 1-for-100 reverse stock split, the number of shares subject to that option would be reduced to 10 shares and the exercise price would be proportionately increased to $125.00 per share.

Effect of Reverse Stock Split on Warrants

The agreements governing the outstanding warrants to purchase shares of our common stock include provisions requiring adjustments to both the number of shares issuable upon exercise of such warrants, and the exercise prices of such warrants, in the event of a reverse stock split. For example, assuming that a warrant holder holds a warrant to purchase 10,000 shares of our common stock at an exercise price of $0.75 per share, on the effectiveness of a 1-for-100 reverse stock split, the number of shares subject to that warrant would be reduced to 100 shares and the exercise price would be proportionately increased to $75.00 per share.

Effect of Reverse Stock Split on Convertible Promissory Notes

The agreements governing the outstanding convertible promissory notes generally include provisions requiring adjustments to the number of shares issuable upon conversion, and the conversion price for such shares, in the event of a reverse stock split. For example, assuming that a note holder holds a promissory note convertible into 10,000 shares of our common stock at a conversion price of $0.75 per share, on the effectiveness of a 1-for-100 reverse stock split, the number of shares subject to that convertible promissory note would generally be reduced to 100 shares and the conversion price would be proportionately increased to $75.00 per share. However, our convertible promissory notes are subject to specifically negotiated agreements and accordingly, the terms of the applicable specific agreement would govern any adjustments due to a reverse stock split.

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Beneficial Holders of Common Stock

Upon the implementation of the reverse stock split, the Company intends to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. Stockholders who hold shares of common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock

Certain registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-reverse stock split common stock or payment in lieu of any fractional share interest, if applicable.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of common stock in certificated form will be sent a transmittal letter by the transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled to as a result of the reverse stock split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-reverse stock split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s). If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under “—Fractional Shares.”

Exchange of Pre-Reverse Stock Split Shares with Post-Reverse Stock Split Shares

If we implement a reverse stock split, we expect that our transfer agent will act as our exchange agent to act for holders of common stock in implementing the exchange of their pre-reverse stock split shares for post-reverse stock split shares.

Registered Book Entry Stockholder. Holders of common stock holding all of their shares electronically in book-entry form with the Company’s transfer agent do not need to take any action (the exchange will be automatic) to receive post-reverse stock split shares.

Registered Certificated Stockholder. Some of our stockholders hold their shares in certificate form or a combination of certificate and book-entry form. If any of your shares are held in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse stock split shares to the transfer agent. Upon receipt of your pre-reverse stock split certificate(s), you will be issued the appropriate number of shares electronically in book-entry form under the Direct Registration System (“DRS”). No new shares in book-entry form will be reflected until you surrender your outstanding pre-reverse stock split certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent. At any time after receipt of your DRS statement, you may request a stock certificate representing your ownership interest.

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Accounting Matters

The reverse stock split will not affect the par value of a share of the Company’s common stock. The Company’s capital account would remain unchanged. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

Potential Anti-Takeover Effect; Possible Dilution

The increase in the number of unissued authorized shares available to be issued could, under certain circumstances, have an anti-takeover effect. For example, shares could be issued that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company. The reverse stock split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our company, nor is it part of a plan by management to recommend a series of similar amendments to our Board of Directors and stockholders.

The holders of our common stock do not have preemptive rights to subscribe for additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any additional shares from time to time issued by the Company. Accordingly, if our Board of Directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and equity ownership of current stockholders.

No Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to appraisal rights with respect to the reverse stock split.

U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of important U.S. federal income tax considerations of the reverse stock split. Such summary addresses only individual U.S. stockholders who hold our common stock as capital assets. Moreover, such summary does not purport to be complete and does not address stockholders subject to special rules, such as dealer in securities or currencies; financial institutions; regulated investment companies; real estate investment trusts; insurance companies; tax-exempt organizations; persons holding our common stock as part of a straddle, hedge or conversion transaction; traders in securities that have elected the mark-to-market method of accounting with respect to our common stock; partnerships or other pass-through entities for U.S. federal income tax purposes; persons whose “functional currency” is not the U.S. dollar; foreign stockholders; U.S. expatriates; or stockholders who acquired their pre-reverse stock split common stock pursuant to the exercise of employee stock options or otherwise as compensation. Further, it does not address any state, local, estate or foreign income or other tax consequences. This summary is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in U.S. federal income tax consequences different from those summarized below. No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the U.S. federal income tax consequences to stockholders as a result of the reverse stock split. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.

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Accordingly, stockholders are advised to consult their own tax advisors for more detailed information regarding the effects of the proposed reverse stock split on them under applicable U.S. federal, state, estate, local and foreign tax laws.

We believe that the material U.S. federal income tax consequences of the proposed reverse stock split would be as follows:

The proposed reverse stock split is intended to be treated as a “reorganization” within the meaning of Section 368 of the Code. Assuming that such reverse stock split qualifies as a reorganization, a stockholder generally will not recognize gain or loss on the reverse stock split. The aggregate tax basis of the post-reverse stock split common stock received will be equal to the aggregate tax basis of the pre-reverse stock split common stock exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-reverse stock split common stock received will include the holding period of the pre-reverse stock split common stock exchanged. No gain or loss will be recognized by us as a result of the reverse stock split.

Stockholders who receive cash for all of their holdings (as a result of owning fewer than one (1) share of our common stock, post split) and who are not related to any person or entity that holds common stock immediately after the reverse stock split, generally should recognize a gain or loss for U.S. federal income tax purposes equal to the difference between the cash received and their basis in the pre-reverse split common stock. Such gain or loss generally would be a capital gain or loss and generally would be a long-term gain or loss to the extent that the stockholder’s holding period exceeds 12 months. Stockholders who receive cash for fractional shares generally should be treated for U.S. federal income tax purposes as having sold their fractional shares and generally should recognize gain or loss in an amount equal to the difference between the cash received and the portion of their basis for the pre-reverse stock split common stock allocated to the fractional shares. Similarly, such gain or loss generally should be capital gain or loss and generally would be a long-term gain or loss to the extent that the stockholder’s holding period exceeds 12 months.

Board Discretion to Implement the Reverse Stock Split

If the proposed reverse stock split is approved at the 2013 Annual Meeting, our Board of Directors may, in its sole discretion, at any time prior to the 2014 Annual Meeting of Stockholders, determine the ratio for the split based on the parameters in this Proposal No. 2, and authorize the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware. Notwithstanding the approval of the form of the Reverse Stock Split Amendment at the 2013 Annual Meeting, our Board of Directors may, in its sole discretion, determine not to implement the reverse stock split.

Vote Required

To approve Proposal No. 2, stockholders holding a majority of the outstanding shares of Advaxis common stock must vote FOR Proposal No. 2. Abstentions and “broker non-votes” will have the same effect as a vote AGAINST Proposal 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 2 RELATING TO THE AMENDMENT OF OUR
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT

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PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO DECREASE THE AUTHORIZED NUMBER OF SHARES OF CAPITAL STOCK AVAILABLE FOR ISSUANCE

General

Our Board has unanimously adopted and is submitting for stockholder approval an amendment to our Certificate of Incorporation to decrease the authorized number of shares of capital stock from 1,005,000,000 shares to 55,000,000 shares (the “Authorized Share Decrease Amendment”). Our Board does not intend to file the Authorized Share Decrease Amendment with the Secretary of State of Delaware absent stockholder approval and filing of the Reverse Stock Split Amendment (Proposal No. 2). Pursuant to the law of Delaware, our state of incorporation, the Board must adopt an amendment to the Company’s Certificate of Incorporation and submit the amendment to stockholders for their approval.

Purpose of the Amendment

We are currently authorized to issue 1,005,000,000 shares of capital stock, 1,000,000,000 of which are designated as common stock and 5,000,000 of which are designated as “blank check” preferred stock. Although the proposed Reverse Stock Split Amendment (Proposal No. 2) will not affect the rights of stockholders or any stockholders' proportionate equity interest in the Company, the number of authorized shares of common stock will not be reduced proportionately to the ratio in the Reverse Stock Split Amendment. Accordingly, if the Board of Directors implements the Reverse Stock Split Amendment, there will be a significant number of authorized by unissued shares of our common stock available as compared to the number of shares of common stock then issued and outstanding. For example, if a 1-for-100 reverse stock split is implemented, we would have approximately 5,546,813 shares of common stock issued and outstanding (based on the number of shares issued and outstanding on April 15, 2013, the record date), with 994,453,187 shares of common stock available for issuance. Because the Board is mindful about the potential dilutive effect on existing stockholders, and because the approved and recommended a range of reverse stock split ratios would result in more shares becoming available than the Board believes are necessary for reasonably foreseeable future needs, the Board of Directors has also approved and recommended an amendment to our certificate of incorporation to decrease, subject to stockholder approval and implementation of the Reverse Stock Split Amendment, the authorized number of shares of our common stock from 1,000,000,000 to 50,000,000. Our Board of Directors believes this number of authorized shares of common stock will provide Advaxis sufficient shares of authorized capital available to be issued for any proper corporate purpose without further stockholder action. See Proposal No. 2 for a discussion of the Board’s current plans with respect to our available authorized shares. See also the table under the caption “Possible Effects of a Reverse Stock Split” in Proposal No. 2 for an illustration of the number of shares available for issuance post-split.

The Board does not propose to make any adjustments to the number of authorized shares of “blank check” preferred stock. As of the date of this proxy statement, 1,000 shares of preferred stock have been designated as Series A, none of which are issued and outstanding, and 2,500 shares have been designated as Series B, 740 of which are issued and outstanding.

Potential Adverse Effects of Amendment

Future issuances of common stock or securities convertible into common stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This Proposal No. 3 is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties.

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Procedure for Effecting the Authorized Share Decrease

If the stockholders approve the Authorized Share Decrease Amendment, and the stockholders have approved and implemented the Reverse Stock Split Amendment (Proposal No. 2), we will file with the Secretary of State of the State of Delaware a certificate of amendment to our Certificate of Incorporation subsequent to the implementation of the Reverse Stock Split Amendment. The Authorized Share Decrease Amendment will become effective at the time and on the date of the filing of, or at such later time as is specified in, the certificate of amendment.

Vote Required for Approval of the Authorized Share Decrease

The affirmative vote of the holders of a majority of our shares of common stock outstanding, provided that affirmative vote also represents at least a majority of the voting power required to constitute a quorum at the Annual Meeting, is required for approval of the amendment to the Certificate of Incorporation.

Annex Relating to the Authorized Share Decrease

The form of amendment to our Certificate of Incorporation, which is approved by voting “FOR” the Authorized Share Decrease Amendment is attached to this proxy statement as Annex B.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 3 RELATING TO THE AMENDMENT OF OUR
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO
DECREASE OUR AUTHORIZED SHARE CAPITAL

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PROPOSAL NO. 4

RATIFICATION AND APPROVAL OF AN AMENDMENT TO OUR 2011 OMNIBUS INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER SUCH PLAN BY 75,000,000 SHARES

Background and Purpose

Our Board adopted the 2011 Omnibus Incentive Plan on August 22, 2011, and submitted it to our stockholders for their approval. On September 27, 2011, our stockholders approved the 2011 Omnibus Incentive Plan. Upon receiving stockholder approval of the 2011 Omnibus Incentive Plan on September 27, 2011, no further awards were permitted to be made under the 2004 plan, the 2005 plan or the 2009 plan. An aggregate of 65,000,000 shares of our common stock (subject to adjustment by the Compensation Committee) are currently reserved and available for delivery under the 2011 Omnibus Incentive Plan. During November 2011, we granted options to purchase 17,540,000 shares of our common stock to our employees, officers and directors. During March 2013, we granted options to purchase 15,825,000 shares of our common stock to employees and directors. As of April 15, 2013, 31,635,000 shares of our common stock are available for grant under the 2011 Omnibus Incentive Plan.

In April 2013, the Board adopted an amendment to the 2011 Omnibus Incentive Plan, subject to stockholder approval, to increase the number of shares covered by, and reserved for issuance under, the 2011 Omnibus Incentive Plan from 65,000,000 shares to 220,000,000 shares. In May 2013, in light of stockholder feedback, our Board revised its proposal, to increase the number of shares covered by, and reserved for issuance under, the 2011 Omnibus Incentive Plan from 65,000,000 to 140,000,000. Such share reserve consists of (i) the number of shares that remain available for issuance under the 2011 Omnibus Incentive Plan (including shares subject to outstanding options) and (ii) the proposed increase of 75,000,000 additional shares. Such amendment enables the Company to make grants under the 2011 Omnibus Incentive Plan to officers, directors, employees, consultants and other persons who provide services to us on a full-time basis.

Stockholders should note that the proposed increase from 65,000,000 shares to 140,000,000 authorized shares under the 2011 Omnibus Incentive Plan in this Proposal No. 4 is on a pre-reverse stock split basis. Accordingly, if the Company’s stockholders approve Proposal No. 2, and the Reverse Stock Split Amendment is implemented, the number of authorized shares under the 2011 Omnibus Incentive Plan will be reduced by the same ratio. For example, if this Proposal No. 4 is approved by the stockholders, and subsequently the Board of Directors implements a reverse stock split at a 1-for-100 ratio, the aggregate number of authorized shares reserved for issuance under the 2011 Omnibus Incentive Plan would be 1,400,000 on a post-split basis (and there would be approximately 1,066,350 shares available for grant under the 2011 Omnibus Incentive Plan on a post-split basis based on the number of outstanding awards at April 15, 2013 and after taking into account the proposed 750,000 share increase on a post-split basis).

The 2011 Omnibus Incentive Plan enables the Company to make grants to officers, directors, employees, consultants and other persons who provide services to us on a full-time basis.

The following summary description of the 2011 Omnibus Incentive Plan, as amended, is qualified in its entirety by reference to the full text of the 2011 Omnibus Incentive Plan that is filed as Annex A to the definitive proxy statement on Schedule 14A filed by the Company with the SEC on August 28, 2011.

Description of the 2011 Omnibus Incentive Plan

During any 12-month period, no participant in the 2011 Omnibus Incentive Plan may be granted (i) stock options or stock appreciation rights with respect to more than 4,000,000 shares of our common stock, or (ii) shares of restricted stock, restricted stock units, performance shares and other stock based-awards with respect to more than 4,000,000 shares of our common stock. The maximum amount that may be paid out as performance units with respect to any 12-month performance period is $2,500,000 (pro-rated for any 12-month performance period that is less than 12 months), and with respect to any performance period that is more than 12 months, $2,000,000 multiplied by the number of full 12 month periods that are in the performance period.

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The Committee, as defined below, is authorized to adjust the limitations described above and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects our common stock so that an adjustment is appropriate. The Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

The persons eligible to receive awards under the 2011 Omnibus Incentive Plan are the officers, directors, employees, consultants and other persons who provide services to us on a full-time basis. The foregoing notwithstanding, only our full-time employees, or any of our parent corporations or subsidiary corporations, shall be eligible for purposes of receiving any incentive stock options.

The 2011 Omnibus Incentive Plan is to be administered by a committee designated by our Board of Directors consisting of not less than two directors (the “Committee”), provided, however, that except as otherwise expressly provided in the 2011 Omnibus Incentive Plan, our Board of Directors may exercise any power or authority granted to the Committee under the 2011 Omnibus Incentive Plan. Subject to the terms of the 2011 Omnibus Incentive Plan, the Committee is authorized to select eligible persons to receive awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements, and the rules and regulations for the administration of the 2011 Omnibus Incentive Plan, construe and interpret the 2011 Omnibus Incentive Plan and award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2011 Omnibus Incentive Plan.

The Committee is authorized to grant stock options, including both incentive stock options and non-qualified stock options, and stock appreciation rights entitling the participant to receive the amount by which the fair market value of a share of our common stock on the date of exercise exceeds the grant price of the stock appreciation right. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years. Methods of exercise and settlement and other terms of the options and stock appreciation right are determined by the Committee. The Committee, thus, may permit the exercise price of options awarded under the 2011 Omnibus Incentive Plan to be paid in cash, shares, other awards or other property (including loans to participants).

The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of shares of our common stock which may not be sold or disposed of, and which shall be subject to such risks of forfeiture and other restrictions as the Committee may impose. An award of restricted stock units confers upon a participant the right to receive shares of our common stock or cash equal to the fair market value of the specified number of shares of our common stock covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an award of restricted stock units carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of our common stock, other awards or other property equal in value to dividends paid on a specific number of shares of our common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of our common stock, awards or otherwise as specified by the Committee.

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The Committee is authorized to grant shares of our common stock as a bonus free of restrictions, or to grant shares of our common stock or other awards in lieu of our obligations to pay cash under the 2011 Omnibus Incentive Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

The Committee or our Board of Directors is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. The Committee determines the terms and conditions of such awards.

The Committee is authorized to grant performance awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period are determined by the Committee upon the grant of the performance award. Performance awards may be settled by delivery of cash, shares or other property, or any combination thereof, as determined by the Committee. The Committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

Awards may be settled in the form of cash, shares of our common stock, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld (or previously acquired shares of our common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations.

The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and if so provided in the award agreement or otherwise determined by the Committee, vesting shall occur automatically in the case of a “change in control” of the Company, as defined in the 2011 Omnibus Incentive Plan (including the cash settlement of stock appreciation rights which may be exercisable in the event of a change in control).

Our Board of Directors may amend, alter, suspend, discontinue or terminate the 2011 Omnibus Incentive Plan or the Committee’s authority to grant awards without further stockholder approval, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 2011 Omnibus Incentive Plan which might increase the cost of the 2011 Omnibus Incentive Plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to incentive stock options, that condition favorable treatment of participants on such approval, although our Board of Directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by our board of directors, the 2011 Omnibus Incentive Plan will terminate at the earliest of (a) such time as no shares of our common stock remain available for issuance under the 2011 Omnibus Incentive Plan, (b) termination of the 2011 Omnibus Incentive Plan by our Board of Directors, or (c) the tenth anniversary of the effective date of the 2011 Omnibus Incentive Plan. Awards outstanding upon expiration of the 2011 Omnibus Incentive Plan shall remain in effect until they have been exercised or terminated, or have expired.

Votes Required for Approval of the Incentive Plan Amendment

Approval of the Incentive Plan Amendment requires the affirmative vote of the holders of a majority of all shares present, either in person or by proxy, at the Annual Meeting.

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Annex Relating to the Amendment to the 2011 Omnibus Incentive Plan

The form of amendment to the 2011 Omnibus Incentive Plan is attached to this proxy statement as Annex C.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 4 RELATING TO THE RATIFICATION AND
APPROVAL OF THE 2011 OMNIBUS INCENTIVE PLAN AMENDMENT

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ANNEX A

REVERSE STOCK SPLIT AMENDMENT

CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF ADVAXIS, INC.

(a Delaware corporation)

Advaxis, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. Effective at [  :  ] (Eastern Time) on the date of filing of this Certificate of Amendment (such time, the “Effective Time”), every [insert number ranging from 70 to 125] shares of Common Stock outstanding immediately prior to the Effective Time (such shares, the “Old Common Stock”) shall automatically without further action on the part of the Corporation be combined into one (1) fully paid and nonassessable share of Common Stock (the “New Common Stock”), subject to the treatment of fractional shares described below. From and after the Effective Time, certificates representing the Old Common Stock shall, without the necessity of presenting the same for exchange, represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. There shall be no fractional shares issued. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares of Common Stock not evenly divisible by [insert number ranging from 70 to 125], will be entitled to receive cash in lieu of fractional shares at the value thereof on the date of the Effective Time as determined by the Board of Directors.”

2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be executed and acknowledged by its duly appointed officer as of this [        day of      , 20XX.]

Name: Mark J. Rosenblum
Title: Chief Financial Officer,
Senior Vice President and Secretary

A-1

ANNEX B

AUTHORIZED SHARE DECREASE AMENDMENT

CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF ADVAXIS, INC.

(a Delaware corporation )

Advaxis, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. The amended and restated certificate of incorporation of the Corporation is hereby amended by deleting Article Fourth thereof in its entirety and inserting the following in lieu thereof:

“Fourth: The total number of shares which the Corporation shall have the authority to issue is Fifty Five Million (55,000,000) shares of which Fifty Million (50,000,000) shares shall be designated “Common Stock” and have a par value of $0.001 per share, and Five Million (5,000,000) shares shall be “blank check” preferred stock and have a par value of $0.001.”

2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be executed and acknowledged by its duly appointed officer as of this [        day of      , 20XX.]

Name: Mark J. Rosenblum
Title: Chief Financial Officer,
Senior Vice President and Secretary

B-1

ANNEX C

AMENDMENT NO. 2
TO THE
ADVAXIS, INC.
2011 OMNIBUS INCENTIVE PLAN

This AMENDMENT NO. 2 to the ADVAXIS, INC. 2011 OMNIBUS INCENTIVE PLAN (“Amendment No. 2”) is effective as of [                    , 2013.]

1. Amendment.   Section 4(a) of the 2011 Omnibus Incentive Plan (the “Plan”) of Advaxis, Inc. (the “Corporation”), effective September 27, 2011, is hereby amended and restated in its entirety and shall read as follows:

“(a) Limitation on Overall Number of Shares Available for Delivery Under Plan.   Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be One Hundred Forty Million (140,000,000). Any Shares that are subject to Awards shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.”

2. Effectiveness of Amendment No. 2.   This Amendment No. 2 shall be effective upon the approval of the holders of at least a majority of the shares of common stock of the Corporation present in person or represented by proxy at the annual stockholders meeting and entitled to be cast at such meeting, in accordance with the terms and conditions of the Plan, the Corporation’s amended and restated certificate of incorporation, amended and restated bylaws and applicable Delaware law.

3. Effectiveness of Plan.   Except as set forth in this Amendment No. 2, all of the terms and conditions of the Plan shall remain unchanged and in full force and effect.

4. Execution.   The Board of Directors of the Corporation has caused its authorized officer to execute this Amendment No. 2 and to record the same in the books and records of the Corporation.

ADVAXIS, INC., a Delaware corporation
By:	/s/ Mark J. Rosenblum
	Name:	Mark J. Rosenblum
	Title:	Chief Financial Officer
Senior Vice President and Secretary

C-1

ADVAXIS, INC.
305 College Road East
Princeton, NJ 08540
ATT: Mark J. Rosenblum

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 000000000000

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors
   Nominees

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Thomas A. Moore   02 James P. Patton   03 Roni A. Appel   04 Thomas J. McKearn   05 Richard J. Berman

The Board of Directors recommends you vote FOR proposals 2,3,4,5 and 6.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	3 years	2 years	1 year	Abstain
7. Consideration and action upon an advisory (non-binding) vote on the frequency at which Advaxis should include an advisory vote regarding the compensation of our named executive officers in its future proxy statements for stockholder consideration.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	JOB #	Signature (Joint Owners)	Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000180412_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com .

ADVAXIS, INC.
2013 Annual Meeting of Stockholders
June 14, 2013 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Thomas A. Moore and Mark J. Rosenblum, and either one of them, proxies of and attorneys-in-fact for the undersigned, with full powers of substitution, to act for and to vote all shares of Advaxis, Inc. common stock owned by the undersigned, upon the matters set forth in the Notice of Annual Meeting and related Proxy Statement at the 2013 Annual Meeting of Stockholders of Advaxis, Inc., to be held at Princeton Marriott, 100 College Road East, Princeton, NJ 08540, on Wednesday, June 14, 2013 at 10:00 am, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000180412_2 R1.0.0.51160